INTERNATIONAL STOCK FUND
(A Portfolio of Insurance Management Series)

SUPPLEMENT TO INTERNATIONAL STOCK FUND PROSPECTUS DATED APRIL 30, 1995, AND THE COMBINED INSURANCE MANAGEMENT SERIES PROSPECTUS DATED OCTOBER 12, 1995
     On November 14, 1995, the Board of Trustees approved an advisory contract between Federated Global Research Corp. and Insurance
     Management Series on behalf of International Stock Fund. Federated
     Global Research Corp. will replace Federated Advisers as adviser to the International Stock Fund. No change in the investment advisory fee payable by International Stock Fund will occur as a result of Federated Global Research Corp.'s assumption of investment advisory duties. Federated Global Research Corp. and Federated Advisers are sister corporations under common control of Federated Investors, Inc.
     The new advisory arrangement was effective November 20, 1995.
     Accordingly, pursuant to investment advisory contracts with the Trust, investment decisions for the International Stock Fund are made by Federated Global Research Corp. and investment decisions for the remaining Funds are made by Federated Advisers, subject to direction by the Trustees. The advisers continually conduct investment research and supervision for the Funds and are responsible for the purchase or sale of portfolio instruments, for which they receive an annual fee from the Trust.
     Both Federated Global Research Corp., incorporated in Delaware on May
     12, 1995, and Federated Advisers, a Delaware business trust organized on April 11, 1989, are registered investment advisers under the Investment Advisers Act of 1940. They are both subsidiaries of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F.
     Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.
     The following is a description of the backgrounds of the new International Stock Fund portfolio managers:
          "Henry A. Frantzen has been the Fund's portfolio manager since November, 1995. Mr. Frantzen joined Federated Investors in 1995 as an Executive Vice President of the Fund's investment adviser. Mr. Frantzen served as Chief Investment Officer of international equities at Brown Brothers Harriman & Co. from 1992 to 1995. He was the Executive Vice President and Director of Equities at Oppenheimer Management Corporation from 1989 to 1991. Mr. Frantzen received his B.S. in finance and marketing from the University of North Dakota. Drew J. Collins has been the Fund's portfolio manager since
          November, 1995. Mr. Collins joined Federated Investors in 1995 as a Senior Vice President of the Fund's investment adviser. Mr.
          Collins served as a Vice President/Portfolio Manager of international equity portfolios at Arnhold and S. Bleichroeder, Inc. from 1994 to 1995. He served as an Assistant Vice President/Portfolio Manager for international equities at the College Retirement Equities Fund from 1986 to 1994. Mr. Collins is a Chartered Financial Analyst and received his M.B.A. in finance from the University of Pennsylvania.
          Mark S. Kopinski has been the Fund's portfolio manager since November, 1995. Mr. Kopinski joined Federated Investors in 1995 as a Vice President of the Fund's investment adviser. Mr.
          Kopinski served as Vice President/Portfolio Manager of international equity funds at Twentieth Century Mutual Funds from 1990 to 1995. Mr. Kopinski received his M.B.A. in Asian Studies from the University of Illinois.
          Frank Semack has been the Fund's portfolio manager since
          November, 1995. Mr. Semack joined Federated Investors in 1995 as a Vice President of the Fund's investment adviser. Mr. Semack served as an Investment Analyst at Omega Advisers, Inc. from 1993 to 1994. He served as an Associate Director/Portfolio Manager of Wardley Investment Services, Ltd. from 1980 to 1993. Mr. Semack received his M.Sc. in economics from the London School of Economics.
          Alexandre de Bethmann has been the Fund's portfolio manager since November, 1995. Mr. de Bethmann joined Federated Investors in
          1995 as a Vice President of the Fund's investment adviser. Mr. de Bethmann served as Assistant Vice President/Portfolio Manager for Japanese and Korean equities at the College Retirement Equities
          Fund from 1994 to 1995. He served as an International Equities Analyst and then as an Assistant Portfolio Manager at the College Retirement Equities Fund between 1987 and 1994. Mr. de Bethmann received his M.B.A. in Finance from Duke University."



                                                               December 20, 1995











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